Exhibit 10.4
AMENDMENT TO CREDIT AGREEMENTS AND FIRST LIEN GUARANTEE AGREEMENT
     THIS AMENDMENT TO CREDIT AGREEMENTS AND FIRST LIEN GUARANTEE AGREEMENT (this “Amendment”) is made and entered into as of December 4, 2009, by and among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (the “Parent Borrower”), STATES AIRCRAFT, INC., a California corporation (the “U.S. Subsidiary Borrower”), SHREWSBURY AIRCRAFT LEASING LIMITED, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), TOP AIRCRAFT, INC., a California corporation (“Holdings”), ILFC IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC FRANCE S.A.R.L, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC LABUAN LTD., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan”, and together with the Borrowers, Holdings, ILFC Ireland and ILFC France, the “Borrower Parties”), AIG FUNDING, INC., a Delaware corporation (the “Lender”), and the FEDERAL RESERVE BANK OF NEW YORK (the “FRBNY” and, together with the Lender, the “Required Persons”).
W I T N E S S E T H:
     WHEREAS, certain of the parties hereto are parties to (i) that certain Credit Agreement dated as of October 13, 2009 (as amended by (A) that certain Post-Closing Letter Agreement dated as of October 15, 2009 (the “Post-Closing Letter”), (B) that certain Temporary Waiver and Amendment (the “Temporary Waiver No. 1”) dated as of December 1, 2009 and (C) that certain Temporary Waiver and Amendment No. 2 dated as of December 4, 2009 (the “Temporary Waiver No. 2”, together with the Post-Closing Letter, the Temporary Waiver No. 1 and certain other waivers provided prior to the date hereof, the “Waivers”), the “Credit Agreement”); (ii) that certain Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended by the Post-Closing Letter and the Waivers, the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements); and (iii) that certain First Lien Borrower Party Guarantee Agreement dated as of October 13, 2009 by the Borrower Parties in favor of the FRBNY (the “First Lien Guarantee Agreement”);
     WHEREAS, the Borrowers desire to borrow an additional $200,000,000 and the Lender is willing to lend such amount to the Borrowers on the terms and conditions set forth herein and in the Credit Agreement;
     WHEREAS, the Credit Agreement currently only contemplates a Commitment and a Loan of $2,000,000,000, all of which has been advanced;
     WHEREAS, the parties have agreed that the $200,000,000 will be advanced by the Lender under the Credit Agreement as the “Additional Loan” and that the terms thereof will be amended in the manner set forth herein;
     WHEREAS, the Lender’s advance of the Additional Loan to the Borrowers is not currently permitted by the Parent Facility;

     WHEREAS, the FRBNY is willing to permit the Lender’s advance of the Additional Loan by granting certain waivers under the Parent Facility, but only if the First Lien Guarantee Agreement is amended as provided herein;
     WHEREAS, the Required Persons, subject to the terms and conditions contained herein, have agreed to such amendments to the Credit Agreements and the First Lien Guarantee Agreement, to be effective as of the Amendment Effective Date (as defined below); and
     WHEREAS, the Borrower Parties and the Required Persons acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreements and the First Lien Guarantee Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:
     1. Definitions. From and after the Amendment Effective Date, the term “Credit Agreement”, “Amended and Restated Credit Agreement” and “First Lien Guarantee Agreement”, as used herein, in the Credit Agreement, in the Amended and Restated Credit Agreement, in the First Lien Guarantee Agreement and in the other Loan Documents, shall mean the Credit Agreement, the Amended and Restated Credit Agreement and the First Lien Guarantee Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.
     2. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)	The following definitions shall be added in the appropriate alphabetical order:

“Additional Loan” means the $200,000,000 loan advanced by the Lender to the Borrowers on or after December 4, 2009, the conditions to which are set out in the Amendment to Credit Agreements and First Lien Guarantee.

“Amendments to Credit Agreements and First Lien Guarantee” means the Amendment to Credit Agreements and First Lien Guarantee Agreement dated as of December 4, 2009 among the Borrower Parties and the Required Persons.

“Original Loan” means the $2,000,000,000 loan advanced by the Lender on October 15, 2009.

(ii)	The following definitions shall be amended to read in full as follows:

“Loan” means the Original Loan and the Additional Loan.

(b) Sections 2.02 and 2.03 of the Credit Agreement shall be deemed to refer only to the Original Loan. The terms for advance of the Additional Loan shall be as set forth in this Agreement.

     3. Amendment to the Amended and Restated Credit Agreement. The following definition in Section 1.01 of the Amended and Restated Credit Agreement shall be amended to read in full as follows:
     “New Loan” means the “Loan” as defined in the New Loan Credit Agreement.
     4. Amendment to the First Lien Guarantee Agreement. The reference in Section 2 of the First Lien Guarantee Agreement to “$2,000,000,000” is hereby amended to read “$2,200,000,000”.
     5. Representations and Warranties. The Borrower Parties hereby certify that:
     (a) prior to and after giving effect to this Amendment, and for the avoidance of doubt after giving effect to the Waivers, the representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreements, or which are contained in any other Loan Document or other document furnished at any time under or in connection with the Credit Agreements (i) that are qualified by materiality are true and correct on and as of the date hereof and (ii) that are not qualified by materiality are true and correct in all material respects on and as of the date hereof;
     (b) this Amendment has been duly authorized, executed and delivered by the Borrower Parties and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (c) prior to and after giving effect to this Amendment, and for the avoidance of doubt after giving effect to the Waivers, no Default or Event of Default exists under either of the Credit Agreements.
     6. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the following conditions precedent have been satisfied:
     (a) the Required Persons shall have executed counterparts of this Amendment and shall have received counterparts of this Amendment executed by each of the Borrower Parties;
     (b) the FRBNY shall have granted any waivers or consents necessary with respect to the Parent Facility;
     (c) The Lender shall have received a certificate, dated the Amendment Effective Date, signed by the President, a Vice President or a Financial Officer of the Parent Borrower confirming that the representations and warranties of the Borrower Parties in Article 3 of the Credit Agreement are true and correct as of the Amendment Effective Date;
     (d) The Lender shall have received an executed copy of a promissory note substantially in the form attached hereto as Exhibit A with respect to the Additional Loan, duly executed by each Borrower, which promissory note shall be designated as, and shall constitute, a Loan Document for all purposes of the Credit Agreement and the other Loan Documents; and

     (e) The Lender and the FRBNY shall have received a favorable written opinion (addressed to each Lender Party and the FRBNY and dated the Amendment Effective Date) of each of Clifford Chance US LLP with respect to New York law and in-house counsel to the Parent Borrower with respect to California law and other matters, as to such matters as any Lender Party or the FRBNY may request.
     7. Funding of Additional Loan. (a) The Parent Borrower shall request that the Lender make the Additional Loan by delivering to the Required Persons a Borrowing Request no later than 12:00 noon, New York City time, at least one (1) Business Day before the Amendment Effective Date. Such Borrowing Request shall be irrevocable and shall specify the aggregate amount of the Additional Loan to be made on the Amendment Effective Date (which aggregate amount shall not exceed $200,000,000).
     (b) The Lender shall wire the principal amount of the Additional Loan in immediately available funds, by 12:00 noon, New York City time, on the Amendment Effective Date, to an account designated by the Parent Borrower.
     8. No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations or the Guaranteed Obligations (as defined in the First Lien Guarantee Agreement) of the Borrowers and the other Borrower Parties and is not intended to constitute a novation of the Credit Agreements, the First Lien Guarantee Agreement or any of the other Loan Documents. All of the indebtedness, liabilities and obligations owing by the Parent Borrower and each other Borrower Party under the Credit Agreements, the First Lien Guarantee Agreement and the other Loan Documents shall continue.
     9. Binding on Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of all of the parties hereto and their respective successors and assigns.
     10. No Course of Dealing. The Required Persons are not obligated to grant any other consent, amendment or waiver of any kind under the Loan Documents, and this Amendment does not constitute a course of dealing as between the Required Persons and the Borrower Parties.
     11. Conflict. In the event of any conflict between the provisions of this Amendment and the Credit Agreements or any other Loan Document, the provisions of this Amendment will prevail to the extent of such inconsistency.
     12. Applicable Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     13. Counterparts. This Amendment may be executed in counterparts (and by both parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by other electronic communication (such as by e-mail in PDF) shall be effective as delivery of a manually signed counterpart of this Amendment.
     14. Headings; Construction. The section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. The parties to this Amendment acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Amendment and that this Amendment shall not be subject to the principle of construing its meaning against the party that drafted it.
     15. Ratification; Amendment as a Loan Document. The Loan Documents as expressly modified, supplemented or waived by this Amendment are each hereby ratified and confirmed and shall continue in full force and effect. The parties to this Amendment expressly agree and acknowledge that it shall be designated as, and shall constitute, a Loan Document for all purposes of the Credit Agreements and the other Loan Documents. The Borrower Parties hereby confirm and agree that all security interests now or hereafter held by the Security Trustees for the benefit of the Secured Parties (as defined in the Mortgage) as security for payment of the Obligations, the Guaranteed Obligations (as defined in the First Lien Guarantee Agreement) and the “Guaranteed Obligations” (as defined in the Third Lien Borrower Party Guarantee Agreement dated as of October 13, 2009 among the Borrower Parties in favor of the FRBNY) are the legal, valid and binding obligations of the Borrower Parties, remain in full force and effect, and are unimpaired by this Amendment.
     16. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

STATES AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by SHREWSBURY AIRCRAFT LEASING LIMITED by its duly appointed attorney in the presence of:		SHREWSBURY AIRCRAFT LEASING LIMITED
		By:	/s/ Niall C. Sommerville
/s/
By:	/s/ Maeve O’ Reilly		Name: Niall C. Sommerville
	Name: Maeve O’ Reilly		Title: Director
Address: 30 North Wall Quay, Dublin 1
Occupation: Administrator

ILFC LABUAN LTD.
By:	/s/ Alan H. Lund
Name:
Title:

ILFC IRELAND LIMITED
By:	/s/ Niall C. Sommerville
	Name:	Niall C. Sommerville
	Title:	Director

ILFC FRANCE S.A.R.L.
By:	/s/ Niall Sommerville
	Name:	Niall Sommerville
	Title:	Gérant

TOP AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

AIG FUNDING, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven Manzari
	Name:	Steven Manzari
	Title:	SVP